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                                      PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT

                         IN RESPECT OF THE QUARTERLY PERIOD FROM 20 DECEMBER 2001 TO 19 MARCH 2002




NOTE INFORMATION
----------------

                                                            Class A Notes         Class B Notes        Total US$ Notes
                                                       ---------------------------------------------------------------------

Original Principal Balance of each
class of Note at the time of their issue                 US$1,158,000,000.00     US$42,000,000.00     US$1,200,000,000.00

Principal Balance of each class of Note
at the end of the immediately preceding
Quarterly Payment Date                                   US$1,158,000,000.00     US$42,000,000.00     US$1,200,000,000.00

Amount to be applied towards payment of
principal on each class of Note on this
Quarterly Payment Date                                         US$0.00                US$0.00               US$0.00

Principal Balance of each class of Note
after payments referred to above have
been applied                                             US$1,158,000,000.00     US$42,000,000.00     US$1,200,000,000.00

Note Factor at the end of the Quarterly
Payment Date                                                 1.000000000            1.000000000

Amount to be applied towards payment of
interest on each class of Note on this
Quarterly Payment Date                                     US$6,166,350.00         US$252,000.00        US$6,418,350.00

LIBOR in respect of this quarterly period                      1.91000%               1.91000%

Rate of interest payable on each class
of Note in respect of this quarterly period                    2.13000%               2.40000%

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

A$ REDRAW NOTES AND A$ SUBORDINATED NOTES
-----------------------------------------

As at March 20, 2002 no A$ Redraw Notes or A$
Subordinated Notes have been issued



REDRAW FACILITY
---------------

Redraw Facility Principal at the commencement
of this Quarterly Payment Date                              A$250,000.00

Redraw Facility Principal at the end of this
Quarterly Payment Date                                      A$250,000.00

Redraw Facility Principal repaid during the
quarterly period                                               A$0.00

Aggregate Subordinate Funded Further Advance
Amounts in relation to the Quarterly Payment Date            A$16,073.81

Interest paid on Redraw Facility Principal
during the quarterly period                                  A$2,718.00



PRINCIPAL CASH BALANCE IN AUD
-----------------------------

Principal Cash Balance at the commencement of
this Quarterly Payment Date                               A$11,718,750.00

Principal Cash Balance  at the end of this
Quarterly Payment Date                                    A$11,718,750.00



INCOME RESERVE IN AUD
---------------------

Income Reserve at the commencement of this
Quarterly Payment Date                                         A$0

Income Reserve at the end of this
Quarterly Payment Date                                         A$0

COLLECTION INFORMATION IN AUD
-----------------------------

Collections (1) held by the Trustee in
relation to this Quarterly Payment Date                    A$46,016,461

Less : Principal Cash Balance at the
end of the Quarterly Payment Date                          A$11,718,750

Less : Income Reserve at the end of the
Quarterly Payment Date                                         A$0
                                                       ---------------------
Collections (other than Principal Cash
Balance and Income Reserve) at the end of
the Quarterly Payment Date                                 A$34,297,711

Less : Collections to be applied towards
repayment of Redraw Facility Principal on
the Quarterly Payment Date                                     A$0

Less : Collections to be applied towards
payment of Expenses of the Trust in respect
of this quarterly period                                   A$34,297,711
                                                       ---------------------
Collections to be applied towards repayment
of US$ Notes on the Quarterly Payment Date                     A$0
                                                       ---------------------


Principal Collections (net of redraws) in
relation to this Quarterly Payment Date                    A$147,057,257

Less : Principal Collections applied or
retained by the Trust to be applied towards
the acquisition of substitute housing loans                A$147,057,257

Less : Principal Collections to be applied
towards repayment of Redraw Facility Principal
on the Quarterly Payment Date                                  A$0
                                                       ---------------------

Principal Collections to be applied towards repayment
of US$ Notes on the Quarterly Payment Date                     A$0
                                                       ---------------------



(1) The Collections figure shown is net of amounts applied or to be applied towards the acquisition of substitute housing loans and the funding of Redraws


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                              PUMA GLOBAL TRUST NO. 1 QUARTERLY SERVICING REPORT IN RESPECT OF

                           THE QUARTERLY PERIOD FROM 20 DECEMBER 2001 TO 19 MARCH 2002 (Continued)



HOUSING LOAN POOL INFORMATION IN AUD
------------------------------------
                                                  Number of      Number of Housing     Maximum Current        Minimum Current
                                                Housing Loans      Loan Accounts     Housing Loan Balance   Housing Loan Balance
                                              ------------------------------------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                              15,125              17,944            A$975,095              A$0



                                               Weighted Average   Maximum Original     Total Valuation
                                                   Original         Loan-to-Value      of the Security
                                              Loan-to-Value Ratio      Ratio             Properties
                                              -------------------------------------------------------------
Amount as at the close of business on
the seventh business day prior to this
Quarterly Payment Date                              77.13%              95.00%         A$3,591,854,171



                                                                    Outstanding        Outstanding
                                                Outstanding         Balance of         Balance of            Average Current
                                                Balance of          Fixed Rate         Variable Rate           Housing Loan
                                                Housing Loans       Housing Loans      Housing Loans             Balance
                                              ------------------------------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                        A$2,328,219,660      A$222,631,223       A$2,105,588,437          A$153,932



                                                                  Weighted Average
                                               Maximum Remaining   Remaining Term     Weighted Average
                                               Term To Maturity     to Maturity          Seasoning
                                              -------------------------------------------------------------
Amount as at the close of business on the
seventh business day prior to this
Quarterly Payment Date                            360 months         333 months          24 months



FURTHER ADVANCE INFORMATION IN AUD
----------------------------------

Aggregate amount of Further Advances
(not being subordinated further advances)
made during the period                             A$0.00

DELINQUENCY INFORMATION
-----------------------

As at the opening of business on the
first business day of the month in which the Quarterly Payment Date occurs.

                                                                                       Outstanding Balance  Percentage of Pool by
                                              Number of             Percentage of      of the Applicable    Outstanding Balance of
                                              Housing Loans         Pool by number     Delinquent Housing       Housing Loans
                                                                                              Loans
                                             -------------------------------------------------------------------------------------
30 - 59 days                                       28                  0.16%             A$6,399,342.43            0.27%
60 - 89 days                                        8                  0.04%             A$1,234,221.56            0.05%
90 - 119 days                                       5                  0.03%               A$906,804.32            0.04%
Greater than 120 days                               8                  0.04%             A$1,987,128.67            0.09%
                                             -------------------------------------------------------------------------------------
Total Arrears                                      49                  0.27%            A$10,527,496.98            0.45%
                                             -------------------------------------------------------------------------------------
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MORTGAGE INSURANCE CLAIMS INFORMATION
-------------------------------------

Details provided are in respect of the period since the Closing Date to the opening of business on the first business day of the month in which the Quarterly Payment Date occurs.


Amount of mortgage insurance claims made:        A$0.00
Amount of mortgage insurance claims paid:        A$0.00
Amount of mortgage insurance claims pending:     A$0.00
Amount of mortgage insurance claims denied:      A$0.00